UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:   June 25, 2008

EL PASO CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	1-14365	76-0568816
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Information

    On June 25, 2008, we announced that our subsidiary, Ruby Pipeline, L.L.C., has received more than 1.1 billion cubic feet per day (Bcf/d) of binding commitments from customers under 10- to 15-year contracts and it is moving forward with the Ruby Pipeline, subject to regulatory approvals. A copy of the press release announcing the binding commitments is attached hereto as Exhibit 99.A and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

    (c) Exhibits.

Exhibit Number	Description

99.A	Press Release dated June 25, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO CORPORATION

By:	/s/ Robert W. Baker
Robert W. Baker
Executive Vice President and General Counsel

Dated:  June 25, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.A	Press Release dated June 25, 2008.